UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2015

The Medicines Company

(Exact name of registrant as specified in its Charter)

Delaware	000-31191	04-3324394
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

8 Sylvan Way, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On August 25, 2015, The Medicines Company, a Delaware corporation (the “Company”), entered into an investment agreement (the “Investment Agreement”), by and among the Company, Eshelman Ventures, LLC, a North Carolina limited liability company (the “Investor”), and, solely for purposes of Article IV and Article V of the Investment Agreement, Fredric N. Eshelman, Pharm.D.

On August 28, 2015, pursuant to the Investment Agreement, the Investor purchased 944,537 shares of common stock, par value $0.001 per share, of the Company (the “Purchased Shares”), for an aggregate purchase price of $30,000,000.

Pursuant to the Investment Agreement, the Investor has agreed not to transfer the Purchased Shares for a period of six months following the date of acquisition, except for transfers to Dr. Eshelman, Dr. Eshelman’s spouse or direct lineal descendants, any trust established for the sole benefit of Dr. Eshelman or Dr. Eshelman’s spouse or direct lineal descendants, any entity in which the direct or indirect and beneficial owner of all voting securities of such entity is Dr. Eshelman or Dr. Eshelman’s spouse or direct lineal descendants and Dr. Eshelman’s heirs, executors, administrators or personal representatives upon the death, incompetency or disability of Dr. Eshelman.  Any individual or entity receiving the Purchased Shares in a permitted transfer must agree to be bound by the terms of the Investment Agreement.

The Company has agreed to use commercially reasonable efforts to file and cause to be declared effective prior to the six-month anniversary of the acquisition date a shelf registration statement on Form S-3 with respect to those Purchased Shares that are not otherwise registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

The Investment Agreement contains representations and warranties of the parties customary for transactions of this type.

Following the completion of the investment described above, Dr. Eshelman joined the Company’s board of directors (the “Board”) as non-executive Chairman.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The representations and warranties contained in the Investment Agreement were made solely for the benefit of the parties to the Investment Agreement.  In addition, such representations and warranties (i) are intended not as statements of fact, but rather as a way of allocating the risk between the parties to the Investment Agreement, (ii) have been qualified by reference to confidential disclosures made by the parties in connection with the Investment Agreement and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company.  Accordingly, the Investment Agreement is included with this filing only to provide investors with information regarding the terms of the Investment Agreement, and not to provide investors with any other factual information regarding the Company or its business.  Stockholders should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Investor or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 3.02              Unregistered Sales of Equity Securities.

Pursuant to the Investment Agreement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference, on August 28, 2015, the Company sold 944,537 shares of its common stock to the Investor for an aggregate purchase price of $30,000,000.  There were no underwriting discounts or commissions.

The issuance and sale of the Purchased Shares were made in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act.  The Company did not engage in a general solicitation or advertising with respect to the issuance and sale of the Purchased Shares.

Item 5.02              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective August 28, 2015, Fredric N. Eshelman, Pharm.D., age 67, was appointed to the Company’s Board as a Class II director and non-executive Chairman of the Board.  Dr. Eshelman has more than 35 years of strategic development, executive, operational and financial leadership experience in the pharmaceutical and healthcare industries.  Dr. Eshelman was the founder of Pharmaceutical Product Development, Inc. (“PPD”) and founding chairman of Furiex Pharmaceuticals, Inc. (“Furiex”).  In 2014, Dr. Eshelman founded Eshelman Ventures, LLC, an investment company focused on healthcare companies.  From 2009 to 2014, Dr. Eshelman served as Chairman of the Board of Furiex.  From 2009 to 2011, he served as Executive Chairman of PPD.  He also served as Chief Executive Officer of PPD from 1990 to 2009 and as Vice Chairman of its Board of Directors from 1993 to 2009.  Dr. Eshelman currently serves on the board of directors of AeroMD, Cellective Biotherapy, Inc., Dignify Therapeutic, Inc., Eyenovia, Inc., G1 Therapeutics, Inc., Innocrin Pharmaceuticals, Inc., Medikidz USA, Inc., Meryx, Inc. and Neoantigenics LLC, and the advisory board of Auven Therapeutics.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01              Other Events.

On August 31, 2015, the Company issued a press release regarding the matters discussed in Items 1.01, 3.02 and 5.02 above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)                                             Exhibits.

10.1

Investment Agreement, dated as of August 25, 2015, by and among the Company, Eshelman Ventures, LLC, and, solely for purposes of Article IV and Article V of the Investment Agreement, Fredric N. Eshelman, Pharm.D.

99.1	Press Release, dated August 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

	By:	/s/ Stephen M. Rodin
Stephen M. Rodin
Senior Vice President and General Counsel

Date: August 31, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1

Investment Agreement, dated as of August 25, 2015, by and among the Company, Eshelman Ventures, LLC, and, solely for purposes of Article IV and Article V of the Investment Agreement, Fredric N. Eshelman, Pharm.D.

99.1	Press Release, dated August 31, 2015.